Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC COMPANY I

International Opportunities Fund

(the “Fund”)

Supplement dated December 16, 2022 to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2022, as supplemented and amended to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectus entitled “Investment Adviser” is deleted in its entirety and replaced with the following:

The Fund’s investment adviser is VALIC.

The Fund is subadvised by DIFA and MFS and sub-subadvised by Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHK”).

The following is added to the section of the Prospectus entitled “Management-Investment Subadvisers- International Opportunities Fund:

Macquarie Investment Management Global Limited

50 Martin Place, Sydney, Australia

Macquarie Investment Management Global Limited (“MIMGL”) is an affiliate of Delaware Investment Fund Advisers, a series of Macquarie Investment Management Business Trust and a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of September 30, 2022, the public investments division of MAM had total assets under management of approximately $333.0 billion invested on behalf of institutional and individual clients. Although DIFA has principal responsibility for its portion of the Fund, DIFA may permit MIMGL to execute Fund security trades on its behalf and may also seek quantitative support from MIMGL.

Macquarie Funds Management Hong Kong Limited

One International Finance Centre,1 Harbor View Street, Central SAR Hong Kong

Macquarie Funds Management Hong Kong Limited (“MFMHK”) is an affiliate of Delaware Investment Fund Advisers, a series of Macquarie Investment Management Business Trust and a part of Macquarie Asset Management (“MAM”). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of September 30, 2022, the public investments division of MAM had total assets under management of approximately $333.0 billion invested on behalf of institutional and individual clients. Although DIFA has principal responsibility for its portion of the Fund, DIFA may permit MFMHK to execute Fund security trades on its behalf.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.